Leases (FY)	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
Leases
10. Leases
The Company leases office space under operating leases with lease terms ranging from twelve to thirty-nine months. Additionally, the Company entered into a ground lease agreement for specific testing facility on the Solar Technology Acceleration Center. The Company does not have any finance leases.
Operating lease expense for the years ended December 31, 2019 and 2020 was $0.1 million and $0.2 million, respectively. Lease expense related to leases with terms of one year or less that are not recognized on the Company’s Consolidated Balance Sheet was immaterial for both years.
Supplemental balance sheet information related to leases was as follows (in thousands):
	As of December 31,
Reported as:	2019	2020
Assets:
Operating lease right of use assets (included in Other assets)	$43	$571
Liabilities:
Operating lease liabilities, current portion (included in Accrued expenses and other current liabilities)	$11	$242
Operating lease liabilities, non-current (included in Other non-current liabilities)	27	355
Total operating lease liabilities	$38	$597
Supplemental information related to operating leases was as follows (in thousands):
	As of December 31,
	2019	2020
Cash payments for operating leases	$38	$140
New operating lease assets obtained in exchange for operating lease liabilities	$42	$672
As of December 31, 2019 and 2020, the weighted-average remaining lease term for operating leases is 1.88 years and 3.08 years, respectively. As of December 31, 2019 and 2020, the weighted-average discount rate for operating leases was 5%.
Future minimum lease payments under non-cancelable operating leases as of December 31, 2020 are as follows (in thousands):
2021	$266
2022	241
2023	128
Total future lease payments	$635
Less imputed interest	(38)
Total lease liability	$597